ADVANCED SERIES TRUST

AST QMA Emerging Markets Equity Portfolio

Supplement dated October 27, 2015 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST QMA Emerging Markets Equity Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

Effective immediately, Vlad Shutoy will replace Ping Wang and become co-portfolio manager responsible for the day-to-day management of the Portfolio with Jacob Pozharny, Wen Jin, and John Van Belle.

To reflect this change, the Summary Prospectus for the Portfolio is hereby revised as follows:

        I.            All references to Ping Wang are hereby removed.

II.	The following table hereby replaces the table in the Summary Prospectus entitled “Management of the Portfolio”:
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Jacob Pozharny, PhD	Managing Director, Portfolio Manager	February 2013
AST Investment Services, Inc.		John Van Belle, PhD	Managing Director, Portfolio Manager	February 2013
		Wen Jin, PhD	Principal, Portfolio Manager	February 2013
		Vlad Shutoy	Portfolio Manager	October 2015

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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